Financial risk management	12 Months Ended
Dec. 31, 2017
Disclosure Of Financial Risk Management Explanatory [Abstract]
Disclosure of financial risk management [text block]
9.	Financial risk management

Financial instruments of the Corporation include trade and other receivables, deposits, trade and other accrued liabilities, bank indebtedness, and derivative assets and liabilities.

Trade and other receivables and deposits are classified as loans and receivables and measured at amortized cost. Trade and other accrued liabilities and bank indebtedness are all classified as financial liabilities at amortized cost. As at December 31, 2017, there were no significant differences between the carrying amounts reported on the Consolidated Statement of Financial Position and the estimated fair values of these financial instruments due to the short terms to maturity and the floating interest rate on the bank indebtedness.

Fair value is determined following a three level hierarchy:

Level 1: Quoted prices in active markets for identical assets and liabilities. The Corporation does not have any financial assets or liabilities that require level 1 inputs.

Level 2: Inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly. Such inputs can be corroborated with other observable inputs for substantially the complete term of the contract. Derivative assets and liabilities are measured at fair value on a recurring basis. For derivative assets and liabilities, pricing inputs include quoted forward prices for commodities, foreign exchange rates, volatility and risk-free rate discounting, all of which can be observed or corroborated in the marketplace. The actual gains and losses realized on eventual cash settlement can vary materially due to subsequent fluctuations in commodity prices as compared to the valuation assumptions.

Level 3: Fair value is determined using inputs that are not observable. Advantage has no assets or liabilities that use level 3 inputs.

The Corporation’s activities expose it to a variety of financial risks that arise as a result of its exploration, development, production, and financing activities such as:

•	credit risk;

•	liquidity risk;

•	price risk; and

•	interest rate risk.

(a)	Credit risk

Credit risk is the risk of financial loss to the Corporation if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Corporation’s receivables from natural gas and liquids marketers and companies with whom we enter into derivative contracts. The maximum exposure to credit risk is as follows:

	December 31, 2017	December 31, 2016
Trade and other receivables	$28,678	$26,305
Deposits	938	665
Derivative asset	50,870	2,178
	$80,486	$29,148

Trade and other receivables, deposits, and derivative assets are subject to credit risk exposure and the carrying values reflect Management’s assessment of the associated maximum exposure to such credit risk. Advantage mitigates such credit risk by closely monitoring significant counterparties and dealing with a broad selection of counterparties that diversify risk within the sector. The Corporation’s deposits are due from the Alberta Provincial government and are viewed by Management as having minimal associated credit risk. To the extent that Advantage enters derivatives to manage commodity price risk, it may be subject to credit risk associated with counterparties with which it contracts. Credit risk is mitigated by entering into contracts with only stable, creditworthy parties and through frequent reviews of exposures to individual entities. In addition, the Corporation only enters into derivative contracts with major banks and international energy firms to further mitigate associated credit risk.

Substantially all of the Corporation’s trade and other receivables are due from customers concentrated in the Canadian oil and gas industry. As such, trade and other receivables are subject to normal industry credit risks. As at December 31, 2017, $0.2 million or 0.8% of trade and other receivables are outstanding for 90 days or more (December 31, 2016 - $0.4 million or 1.4% of trade and other receivables). The Corporation believes the entire balance is collectible, and in some instances has the ability to mitigate risk through withholding production or offsetting payables with the same parties. Management has not provided an allowance for doubtful accounts at December 31, 2017 or 2016.

The Corporation’s most significant customer, a Canadian oil and natural gas marketer, accounts for $19.2 million of the trade and other receivables at December 31, 2017 (December 31, 2016 - $22.2 million).

(b)	Liquidity risk

The Corporation is subject to liquidity risk attributed from trade and other accrued liabilities and bank indebtedness. Trade and other accrued liabilities are primarily due within one year of the Consolidated Statement of Financial Position date and Advantage does not anticipate any problems in satisfying the obligations from cash provided by operating activities and the existing credit facilities. The Corporation’s bank indebtedness is subject to $400 million credit facility agreements. Although the credit facilities are a source of liquidity risk, the facilities also mitigate liquidity risk by enabling Advantage to manage interim cash flow fluctuations. The terms of the credit facilities are such that they provide Advantage adequate flexibility to evaluate and assess liquidity issues if and when they arise. Additionally, the Corporation regularly monitors liquidity related to obligations by evaluating forecasted cash flows, optimal debt levels, capital spending activity, working capital requirements, and other potential cash expenditures. This continual financial assessment process further enables the Corporation to mitigate liquidity risk.

To the extent that Advantage enters derivatives to manage commodity price risk, it may be subject to liquidity risk as derivative liabilities become due. While the Corporation has elected not to follow hedge accounting, derivative instruments are not entered for speculative purposes and Management closely monitors existing commodity risk exposures. As such, liquidity risk is mitigated since any losses actually realized are offset by increased cash flows realized from the higher commodity price environment.

The timing of cash outflows relating to financial liabilities as at December 31, 2017 and 2016 are as follows:

December 31, 2017		Less than one year	One to three years	Total
Trade and other accrued liabilities		$51,004	$-	$51,004
Bank indebtedness	- principal	-	210,001	210,001
	- interest (1)	9,404	4,483	13,887
		$60,408	$214,484	$274,892

December 31, 2016		Less than one year	One to three years	Total
Trade and other accrued liabilities		$34,153	$-	$34,153
Bank indebtedness	- principal	-	153,811	153,811
	- interest (1)	6,890	3,284	10,174
		$41,043	$157,095	$198,138

(1) Interest on bank indebtedness was calculated assuming conversion of the revolving credit facility to a one-year term facility.

The Corporation’s bank indebtedness does not have specific maturity dates. It is governed by credit facility agreements with a syndicate of financial institutions (note 10). Under the terms of the agreements, the facilities are reviewed annually, with the next review scheduled in June 2018. The facilities are revolving and are extendible at each annual review for a further 364 day period at the option of the syndicate. If not extended, the credit facilities are converted at that time into one year term facilities, with the principal payable at the end of such one year terms. Management fully expects that the facilities will be extended at each annual review.

(c)	Price risk

Advantage’s derivative assets and liabilities are subject to price risk as their fair values are based on assumptions regarding forward commodity prices. The Corporation enters into non-financial derivatives to manage commodity price risk exposure relative to actual commodity production and does not utilize derivative instruments for speculative purposes. Changes in the price assumptions can have a significant effect on the fair value of the derivative assets and liabilities and thereby impact earnings. It is estimated that a 10% change in the forward AECO natural gas price used to calculate the fair value of the fixed price swap and sold call option natural gas derivatives at December 31, 2017 would result in a $4.7 million change in net income (loss) for the year ended December 31, 2017. It is estimated that a 10% change in the forward basis differential between Henry Hub and AECO natural gas prices would result in a $2.1 million change in net income (loss) for the year ended December 31, 2017. It is estimated that a 10% change in the forward Dawn natural gas price used to calculate the fair value of the fixed price swap natural gas derivatives at December 31, 2017 would result in a $3.3 million change in net income (loss) for the year ended December 31, 2017.

The Corporation’s derivative contracts are classified as Level 2 within the fair value hierarchy. As at December 31, 2017, the Corporation had the following derivative contracts in place:

Description of Derivative	Term	Volume	Price

Natural gas – AECO
Fixed price swap	April 2017 to March 2018	4,739 mcf/d	Cdn $3.27/mcf
Fixed price swap	April 2017 to March 2018	14,217 mcf/d	Cdn $3.27/mcf
Fixed price swap	November 2017 to March 2018	18,956 mcf/d	Cdn $3.22/mcf
Fixed price swap	July 2017 to March 2018	4,739 mcf/d	Cdn $3.02/mcf
Fixed price swap	July 2017 to March 2018	14,217 mcf/d	Cdn $3.01/mcf
Fixed price swap	July 2017 to March 2018	14,217 mcf/d	Cdn $3.00/mcf
Fixed price swap	July 2017 to June 2018	14,217 mcf/d	Cdn $3.00/mcf
Fixed price swap	April 2017 to March 2018	23,695 mcf/d	Cdn $3.01/mcf
Call option sold	April 2017 to December 2018	23,695 mcf/d	Cdn $3.17/mcf (1)
Fixed price swap	October 2017 to September 2018	4,739 mcf/d	Cdn $3.01/mcf
Call option sold	October 2017 to December 2018	4,739 mcf/d	Cdn $3.01/mcf (2)
Fixed price swap	October 2017 to September 2018	4,739 mcf/d	Cdn $3.01/mcf
Call option sold	October 2017 to December 2018	4,739 mcf/d	Cdn $3.06/mcf (3)
Fixed price swap	October 2017 to September 2018	4,739 mcf/d	Cdn $3.01/mcf
Call option sold	October 2017 to December 2018	4,739 mcf/d	Cdn $3.11/mcf (4)
Fixed price swap	October 2018 to March 2019	18,956 mcf/d	Cdn $3.00/mcf
Fixed price swap	October 2018 to March 2019	18,956 mcf/d	Cdn $3.00/mcf
Fixed price swap	October 2018 to March 2019	9,478 mcf/d	Cdn $3.00/mcf

(1)	Call option sold is only exercisable by the counterparty if AECO exceeds Cdn $3.43/mcf.
(2)	Call option sold is only exercisable by the counterparty if AECO exceeds Cdn $3.32/mcf.
(3)	Call option sold is only exercisable by the counterparty if AECO exceeds Cdn $3.38/mcf.
(4)	Call option sold is only exercisable by the counterparty if AECO exceeds Cdn $3.43/mcf.

Natural gas – AECO/Henry Hub Basis Differential
Basis swap	January 2018 to September 2018	25,000 mcf/d	Henry Hub less US $0.95/mcf
Basis swap	January 2019 to December 2019	25,000 mcf/d	Henry Hub less US $0.90/mcf

Natural gas – Dawn
Fixed price swap	December 2017 to March 2018	10,000 mcf/d	US $3.45/mcf

Subsequent to December 31, 2017, the Corporation entered into the following derivative contracts:

Natural gas – AECO/Henry Hub Basis Differential
Basis swap	January 2021 to December 2024	5,000 mcf/d	Henry Hub less US $1.135/mcf
Basis swap	January 2021 to December 2024	2,500 mcf/d	Henry Hub less US $1.185/mcf
Basis swap	January 2021 to December 2024	17,500 mcf/d	Henry Hub less US $1.20/mcf
Basis swap	January 2020 to December 2020	5,000 mcf/d	Henry Hub less US $1.20/mcf
Basis swap	January 2020 to December 2024	15,000 mcf/d	Henry Hub less US $1.20/mcf

As at December 31, 2017, the fair value of the derivatives outstanding resulted in an asset of $50.9 million (December 31, 2016 – $2.2 million) and a liability of $0.1 million (December 31, 2016 – $24.7 million). The fair value of the commodity risk management derivatives have been allocated to current assets and liabilities on the basis of expected timing of cash settlement.

For the year ended December 31, 2017, $101.2 million was recognized in net income (loss) as a derivative gain (December 31, 2016 - $13.7 million loss). The table below summarizes the realized and unrealized gains (losses) on derivatives recognized in net income (loss).

	Year ended	Year ended
	December 31, 2017	December 31, 2016
Realized gains on derivatives	$27,847	$53,094
Unrealized gains (losses) on derivatives	73,305	(66,781)
Gains (losses) on derivatives	$101,152	$(13,687)

(d)	Interest rate risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The interest charged on the outstanding bank indebtedness fluctuates with the interest rates posted by the lenders. The Corporation is exposed to interest rate risk and has not entered into any mitigating interest rate hedges or swaps. Had the borrowing rate been different by 100 basis points throughout the year ended December 31, 2017, net income (loss) and comprehensive income (loss) would have changed by $1.2 million (December 31, 2016 - $1.5 million) based on the average debt balance outstanding during the year.

(e)	Capital management

The Corporation manages its capital with the following objectives:

•
To ensure sufficient financial flexibility to achieve the ongoing business objectives including replacement of production, funding of future growth opportunities, and pursuit of accretive acquisitions; and

•	To maximize shareholder return through enhancing the share value.

Advantage monitors its capital structure and makes adjustments according to market conditions in an effort to meet its objectives given the current outlook of the business and industry in general. The capital structure of the Corporation is composed of working capital (excluding derivative assets and liabilities), bank indebtedness, and share capital. Advantage may manage its capital structure by issuing new shares, repurchasing outstanding shares, obtaining additional financing either through bank indebtedness or convertible debenture issuances, refinancing current debt, issuing other financial or equity-based instruments, declaring a dividend, adjusting capital spending, or disposing of assets. The capital structure is reviewed by Management and the Board of Directors on an ongoing basis.

Advantage’s capital structure as at December 31, 2017 and 2016 is as follows:

	December 31, 2017	December 31, 2016
Bank indebtedness (non-current) (note 10)	$208,978	$153,102
Working capital deficit	13,808	6,167
Total debt (1)	$222,786	$159,269
Shares outstanding (note 13)	185,963,186	184,654,333
Share closing market price ($/share)	$5.40	$9.12
Market capitalization	1,004,201	1,684,048
Total capitalization	$1,226,987	$1,843,317

(1) Total debt is a non-GAAP measure that includes bank indebtedness and working capital deficit.